SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement	[_] Soliciting Material Under Rule 14a-12
[_] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[_] Definitive Additional Materials

HILLS BANCORPORATION
(Name of Registrant as Specified In Its Charter)

________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[_]	No fee required.

[_]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies: ______________________________________
(2)	Aggregate number of securities to which transaction applies: ______________________________________
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

______________________________________
(4)	Proposed maximum aggregate value of transaction: ______________________________________
(5)	Total fee paid: ______________________________________

[_]	Fee paid previously with preliminary materials:

[_]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid: ______________________________________
(2)	Form, Schedule or Registration Statement No.: ______________________________________
(3)	Filing Party: ______________________________________
(4)	Date Filed: ______________________________________

HILLS BANCORPORATION NOTICE OF ANNUAL MEETING OF SHAREHOLDERS April 16, 2007

The Annual Meeting of the Shareholders of Hills Bancorporation, an Iowa corporation (the “Company”), will be held at the Hills Community Center, Hills, Iowa, on Monday, the 16th day of April, 2007, at 4:00 o’clock p.m., local time, for the following purposes:

1.         To elect five members of the Board of Directors.

2.         To transact such other business as may properly be brought before the meeting or any adjournments              thereof.

The Board of Directors has fixed the close of business on March 12, 2007, as the record date for the determination of the shareholders entitled to notice of, and to vote at, the meeting. Accordingly, only shareholders of record at the close of business on that date will be entitled to vote at the meeting, or any adjournments thereof.

TO INSURE YOUR REPRESENTATION AT THE MEETING, THE BOARD OF DIRECTORS OF THE COMPANY SOLICITS YOU TO MARK, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE. YOUR PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. IF YOU ARE ABLE TO ATTEND THE MEETING AND WISH TO VOTE YOUR SHARES PERSONALLY, YOU MAY WITHDRAW YOUR PROXY AND DO SO.

Date: March 19, 2007	By Order of the Board of Directors

Hills Bancorporation	Dwight O. Seegmiller
131 Main Street	President
Hills, Iowa 52235

PROXY STATEMENT FOR THE ANNUAL MEETING OF SHAREHOLDERS OF HILLS BANCORPORATION

To Be Held on April 16, 2007

TABLE OF CONTENTS

HILLS BANCORPORATION 131 Main Street Hills, Iowa 52235 PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS To Be Held on April 16, 2007

    This Proxy Statement is furnished to shareholders of Hills Bancorporation (the “Company”) in connection with the solicitation of proxies by the Board of Directors of the Company for the Annual Meeting of Shareholders to be held April 16, 2007, and any adjournments thereof. This Proxy Statement and form of Proxy enclosed herewith are first sent to the shareholders of the Company entitled to vote at the Annual Meeting on or about March 19, 2007.

    If the accompanying Proxy is properly signed and returned and is not withdrawn or revoked, the shares represented thereby will be voted in accordance with the specifications thereon. If the manner of voting such shares is not indicated on the Proxy, the shares will be voted FOR the election of the nominees for directors named herein. Election of any nominee as a director requires a majority of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present. The Board of Directors recommends that you vote FOR each of the director nominees named in this Proxy Statement.

    Only shareholders of record at the close of business on March 12, 2007, are entitled to notice of and to vote at the meeting. There were 4,503,738 shares of Common Stock of the Company outstanding at the close of business on that date, all of which will be entitled to vote. The presence, in person or by proxy, of the holders of a majority of such outstanding shares is necessary to constitute a quorum for the transaction of business at the meeting. Holders of the shares of Common Stock are entitled to one vote per share standing in their names on the record date on all matters. Shareholders do not have cumulative voting rights. If the holder of shares abstains from voting on any matter, or if shares are held by a broker which has indicated that it does not have discretionary authority to vote on a particular matter, those shares will be counted for quorum purposes, but will not be counted as votes cast with respect to any matter to come before the meeting and will not affect the outcome of any matter.

    The Company will bear the cost of solicitation of proxies. In addition to the use of the mails, proxies may be solicited by officers, directors and regular employees of the Company, without extra compensation, by telephone, facsimile or personal contact. It will greatly assist the Company in limiting expense in connection with the meeting if shareholders who do not expect to attend in person will return signed proxies promptly whether they own a few or many shares.

    A shareholder may revoke his or her Proxy at any time prior to the voting thereof by filing with the Treasurer of the Company at the Company’s principal office at 131 Main Street, Hills, Iowa 52235, a written revocation or a duly executed Proxy bearing a later date. A shareholder may also withdraw the Proxy at the meeting at any time before it is exercised.

1

INFORMATION CONCERNING NOMINEES FOR ELECTION AS DIRECTORS

    The Company currently has eleven directors with staggered terms of office. Three nominees for election to the Board of Directors at the 2007 Annual Meeting of Shareholders, each of whom presently serves on the Board of Directors, would be elected to serve for a three-year term. A fourth nominee would be elected to serve for a three-year term as a result of the vacancy created by the retirement of Donald H. Gringer, who will not serve beyond the Annual Meeting. Effective on April 16, 2007, Mr. Gringer will have reached the mandatory retirement age of 72 established by the Board of Directors. The Board of Directors recently amended the Company’s Bylaws to increase the number of directors to twelve. A fifth nominee, who would be elected to serve a two-year term, would fill the vacancy created by this amendment to the Company’s Bylaws. The Board of Directors has no reason to believe that any nominee will be unable to serve as a director, if elected. However, in case any nominee should become unavailable for election, the proxy will be voted for such substitute, if any, as the Board of Directors may designate.

    Each director of the Company also serves as a director of the Company’s wholly-owned subsidiary, which is a commercial bank. The commercial bank is Hills Bank and Trust Company (the “Bank”). The Company anticipates that, following the election of the nominees set forth below, all directors of the Company will continue to serve as directors of the Bank. The directors of the Bank are elected by the vote of the Company as the sole shareholder of the Bank.

    Set forth below are the names of the five persons nominated by the Board of Directors for election as directors of the Company at the 2007 Annual Meeting, along with certain other information concerning such persons.

Name and Year First Became a Director	Age	Positions & Offices Held With Company	Principal Occupation or Employment During the Past Five Years

Nominee Who Will Serve Until the 2009 Annual Meeting

Michael S. Donovan	44	Nominee for Director	Farmer

Director Nominees Who Will Serve Until the 2010 Annual Meeting

Michael E. Hodge 2000-Company 2000-Bank	53	Director	President and shareholder of Hodge Construction Company

Richard W. Oberman 1984-Company 1980-Bank	71	Director & Vice President	President and shareholder of Oberman Farms, Inc.

John W. Phelan	52	Nominee for Director	Vice President and General Manager of Cedar Rapids Television Company

Sheldon E. Yoder, D.V.M. 1997-Company 1997-Bank	54	Director	President and shareholder of Kalona Veterinary Clinic
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INFORMATION CONCERNING DIRECTORS OTHER THAN NOMINEES

    The following table sets forth certain information with respect to directors of the Company who will continue to serve as directors subsequent to the 2007 Annual Meeting and who are not nominees for election at the 2007 Annual Meeting.

Name and Year First Became a Director	Age	Positions & Offices Held With Company	Principal Occupation or Employment During the Past Five Years

Directors Serving Until the 2008 Annual Meeting

James A. Nowak 2004-Company 2004-Bank	59	Director	Partner- McGladrey & Pullen, LLP (Retired), July 2004 to present; previously Audit and Accounting Partner with McGladrey & Pullen, LLP, 1976-2004

Theodore H. Pacha 1990-Company 1990-Bank	58	Director	President and owner of THEO Resources (Business Investment and Consulting), May 1999 to present

Ann Marie Rhodes 1993-Company 1993-Bank	53	Director	The University of Iowa - Assistant to Provost and HIPAA Privacy Officer, University of Iowa Associate Professor, University of Iowa College of Nursing

Ronald E. Stutsman 1984-Company 1981-Bank	67	Director	Executive officer and shareholder of Eldon C. Stutsman, Inc. (fertilizer plant)

Directors Serving Until the 2009 Annual Meeting

Willis M. Bywater 1984-Company 1979-Bank	68	Director	Executive officer and shareholder of Economy Advertising Company (commercial printing and sales of advertising specialties)

Thomas J. Gill, D.D.S. 1993-Company 1993-Bank	60	Director	Dentist - Private Practice

Dwight O. Seegmiller 1986-Company 1986-Bank	54	Director & president	President of the Company and the Bank

    None of the nominees or directors serves as a director of another company whose securities are registered under the Securities Exchange Act of 1934 or a company registered under the Investment Company Act of 1940.

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CORPORATE GOVERNANCE AND THE BOARDS OF DIRECTORS

Board of Directors of the Company

    The Board of Directors of the Company meets on a regularly scheduled basis. During 2006, the Board of Directors of the Company held an annual meeting, one special meeting and twelve regular meetings. The Board of Directors of the Company has not established any standing executive or nominating committees or committees performing similar functions. During 2006, all directors of the Company attended at least seventy-five percent of the total number of meetings of the Board. Although the Company does not have a formal policy regarding attendance by directors at annual shareholder meetings, such attendance is encouraged. In 2006, all eleven of the Company’s directors attended the annual shareholders’ meeting.

    All of the Company’s directors, with the exception of Mr. Seegmiller, have been determined by the Board of Directors to be an “independent director” as defined by the NASDAQ stock market. Mr. Seegmiller is not considered to be independent since he is the President of the Company and the Bank. It has also been determined that the two new nominees to the Board of Directors are “independent directors” as defined by the NASDAQ stock market. In determining director independence, the Board of Directors considers all relevant facts and circumstances, including the independence standards set forth in the rules of the NASDAQ stock market. In order to be considered independent, a director must be free from any relationship which, in the opinion of the Company’s Board of Directors would interfere with the exercise of independent judgment. The Board of Directors considered certain transactions, relationships or arrangements which are described herein under the heading “Compensation and Incentive Stock Committee Interlocks and Insider Participation” in making its determination of director independence.

    Regulation O requires loans made to executive officers and directors to be made on substantially the same terms, including interest rates and collateral, and following credit-underwriting procedures that are no less stringent than those prevailing at the time for other transactions by the Company with other persons. Such loans may not involve more than the normal risk of repayment or present other unfavorable features.

    The Board of Directors of the Company has established a committee (the “Audit Committee”) consisting of three non-employee directors, currently consisting of Directors Nowak, Pacha and Yoder. The Audit Committee recommends to the Board of Directors the engagement of the independent auditors and reviews with the independent auditors the scope and results of the audits, the Company’s internal accounting controls and the professional services furnished by the independent auditors. All three members of the Audit Committee are “independent” as defined under the rules of the NASDAQ Stock Market. The Board has determined that Director Nowak qualifies as an Audit Committee Financial Expert under applicable law. The Audit Committee met five times in 2006. All members of the Audit Committee have attended at least 75% of the total number of the meetings held in 2006 with the exception of Dr. Yoder who attended three of the five meetings. Audit Committee members are compensated by the Bank as indicated in the schedule of directors fees. The Board of Directors has adopted a written charter for the Audit Committee.

    The Board of Directors of the Company has established a committee (the “Compensation and Incentive Stock Committee”) consisting of the ten non-employee directors (i.e., all directors but Mr. Seegmiller), all of whom are considered to be “independent” as defined with the rules of the NASDAQ stock market. The Compensation and Incentive Stock Committee makes decisions regarding executive officer salaries, bonuses, grants of awards to executive officers pursuant to the Hills Bancorporation 2000 Stock Option and Incentive Plan (the “Incentive Stock Plan”), contributions to the Hills Bank and Trust Company Employee Stock Ownership Plan (the “ESOP”), and contributions to the Hills Bank and Trust Company 401(k) Profit Sharing Plan (the “Profit Sharing Plan”). The Compensation and Incentive Stock Committee held three meetings during 2006. All members of the Compensation and Incentive Stock Committee attended the three meetings. Directors are not compensated for meetings of the Compensation and Incentive Stock Committee.

4

Board of Directors of the Bank

    The business and affairs of the Bank are managed by the Board of Directors of the Bank, the membership of which is identical to that of the Board of Directors of the Company. The Board of Directors of the Bank holds regular monthly meetings. In 2006, the Board of Directors of the Bank held an annual meeting and twelve regular meetings. The Board of Directors of the Bank has established the Trust Committee, the Audit Committee, the Loan Committee and the Employee Stock Ownership Plan (“ESOP”) Committee as standing committees of the Board of Directors. Directors Bywater, Gill, Rhodes and Seegmiller serve on the Trust Committee; Directors Nowak, Pacha and Yoder serve on the Audit Committee; Directors Gringer, Hodge, Seegmiller and Stutsman serve on the Loan Committee; and Director Oberman serves on the ESOP Committee. The seven directors not appointed to the Loan Committee are invited to attend meetings of that committee and are compensated for such attendance at the same rate as members of the Loan Committee for each meeting attended. The Bank has established no standing executive, nominating or compensation committees of the Board of Directors or committees performing similar functions.

    The Trust Committee is responsible for overseeing and annually reviewing the status of all trusts for which the Bank’s Trust Department acts in a fiduciary capacity. The Trust Committee met twelve times during 2006. The Audit Committee held five meetings during 2006 and is responsible for coordinating the audit with KPMG LLP and addressing internal audit functions. The Loan Committee held twelve meetings during 2006 and is responsible for review and oversight of the loan activities of the Bank. The ESOP Committee, which is responsible for overseeing the ESOP in connection with which Hills Trust Department serves as trustee, had three meetings during 2006. During 2006, all of the directors of the Bank attended at least 75% of the total number of meetings of the Board of Directors and the committees to which each director was appointed with the exception of Dr. Yoder who attended three of the five meetings of the Audit Committee.

Schedule of Directors Fees

    Directors of the Company and the Bank who are not employees of the Company or the Bank (all Directors but Mr. Seegmiller) are compensated for their service as a directors as shown in the table below:

Compensation Item	Company	Bank

Annual Retainer (paid quarterly):
Chairman of the Board	N/A	$9,500
Board Member	N/A	7,000

Meeting Fees:
Board Meetings	$200	350
Committee:
Audit	0	275
Compensation and Incentive Stock	0	N/A
Employee Stock Ownership Plan/Profit Sharing	N/A	275
Loan	N/A	275
Trust	N/A	275

Director Deferral Plan:

Under the Company’s Nonqualified Deferred Compensation Plan (the “Deferred Compensation Plan”) which was initiated in 1997, each director may elect to defer up to 50% of such director’s cash compensation from retainers and meeting fees. Any amount so deferred is credited to the director’s deferred compensation account and converted to units equivalent in value to the fair market value of a share of stock in Hills Bancorporation. The “stock units” are book entry only and do not represent an actual purchase of stock. The director’s account is adjusted each year for dividends paid and the change in the market value of Hills Bancorporation stock. The liability for the deferred directors’ fees is unfunded and unsecured for the participants.

5

Director Compensation Table The following table provides information concerning the compensation of all the directors other than Mr. Seegmiller for the fiscal year ended December 31, 2006.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensations Earnings ($)	All Other Compensation ($)	Total ($)

Willis M. Bywater	$19,900	$0	$0	$0	$0	$0	$19,900
Thomas J. Gill, D.D.S.	$20,175	$0	$0	$0	$0	$0	$20,175
Donald H. Gringer	$17,425	$0	$0	$0	$0	$0	$17,425
Michael E. Hodge	$16,325	$0	$0	$0	$0	$0	$16,325
James A. Nowak	$17,975	$0	$0	$0	$0	$0	$17,975
Richard W. Oberman	$20,200	$0	$0	$0	$0	$0	$20,200
Theodore H. Pacha	$16,325	$0	$0	$0	$0	$0	$16,325
Ann Marie Rhodes	$19,900	$0	$0	$0	$0	$0	$19,900
Ronald E. Stutsman	$16,875	$0	$0	$0	$0	$0	$16,875
Sheldon E. Yoder, D.V.M.	$16,875	$0	$0	$0	$0	$0	$16,875

NOTE:

(1)
As of December 31, 2006, the aggregate number of unexercised stock options (all of which were vested) held by each director is shown under the heading “Security Ownership of Certain Beneficial Owners and Management.”

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    Set forth in the following table is certain information on each person who is known to the Board of Directors to be the beneficial owner as of March 12, 2007 of more than 5% of the Company’s Common Stock, which is the only class of equity securities that the Company has outstanding.

Amount and Nature of Beneficial Ownership

Name and Address of Beneficial Owner	Total Shares Beneficially Owned	Sole Voting and Investment Power	Shared Voting and Investment Power		Percent of Class

Hills Bank and Trust Company, as trustee of the Hills Bank and Trust Company Employee Stock Ownership Plan (the “ESOP”) 131 Main Street Hills, Iowa 52235	418,788	0	418,788	(1)	9.30%

NOTE:

(1)
Consists of shares of Company Common Stock allocated to the accounts of employees of the Bank who are eligible to participate in the ESOP. Employees are entitled to direct the trustee how to vote shares allocated to their accounts.

6

The following table sets forth as of March 12, 2007 the number of shares of the Company’s Common Stock beneficially owned by each director, nominee for director, the executive officer and all the directors and the executive officer as a group. The Company has not adopted a share ownership policy or a share retention policy for the directors or the executive officers.

Amount and Nature of Beneficial Ownership

Name	Total Shares Beneficially Owned		Sole Voting and Investment Power	Shared Voting and Investment Power	Percent of Class (4)

Directors
Willis M. Bywater	71,642		53,642	18,000	1.59%
Thomas J. Gill, D.D.S.	8,128		8,128	0.18%
Donald H. Gringer	6,036		6,036	0.13%
Michael E. Hodge	7,174	(1)	4,474	2,700.16%
James A. Nowak	3,181	(1)	3,181	0.07%
Richard W. Oberman	47,047		14,187	32,860	1.05%
Theodore H. Pacha	9,328		9,328	0.21%
Ann Marie Rhodes	1,000		1,000	0.02%
Dwight O. Seegmiller	122,844	(2)	77,778	45,066	2.73%
Ronald E. Stutsman	49,406		14,321	35,085	1.10%
Sheldon E. Yoder, D.V.M.	8,695	(3)	8,695	0.19%

Nominees for Director
Michael S. Donovan	2,009		0	2,009.04%
John W. Phelan	0		0	0.00%

Non-Director Executive Officer
James G. Pratt	70,304	(2)	22,185	48,119	1.56%
All Directors and Executive Officer as a group (14 persons)	406,794	(3)	222,955	183,839	9.03%

NOTES:

(1)
This figure includes 2,940 shares subject to currently exercisable stock options granted in 2004 to each of two directors pursuant to the Stock Incentive Plan. The exercise price for Director Hodge’s 2,940 options, granted in May, 2004, is $34.50 per share. The exercise price for Director Nowak’s 2,940 options, granted in October, 2004, is $36.25. The options will expire ten years after the grant date or two years after the director’s term of service on the Board of Directors of the Company ends, whichever occurs first.

(2)
This figure includes shares held by the ESOP which have been allocated to the executive officers for voting purposes. The following number of shares have been allocated under the ESOP to the executive officers for voting purposes: Mr. Seegmiller - 41,466; Mr. Pratt - 33,539; all executive officers as a group - 75,005.

(3)
This figure includes 6,165 shares subject to currently exercisable stock options granted in 1997 pursuant to the Hills Bancorporation 1993 Incentive Stock Plan. The exercise price of the options granted in 1997 is $13.67 per share. These options were granted in tandem with dividend equivalents. These options will expire on April 19, 2007.

(4)
Includes, for each such person, shares that are deemed to be beneficially owned by such person (a) because such shares are subject to options currently exercisable by such person or (b) because such shares are held by the ESOP and have been allocated to such person with shared voting power, as noted in Notes 1, 2 and 3.

7

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors, executive officers and persons who own more than 10 percent of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership of such securities with the Securities and Exchange Commission. Directors and executive officers and greater than 10 percent beneficial owners are required by applicable regulations to furnish the Company with copies of all Section 16(a) forms they file.

    Based solely upon a review of the copies of the forms furnished to the Company, or written representations from certain reporting persons that no other reports were required, the Company believes that all filing requirements applicable to the directors and executive officers were complied with during 2006.

COMPENSATION AND INCENTIVE STOCK COMMITTEE INTERLOCKS
AND INSIDER PARTICIPATION

    All compensation decisions affecting the executive officers of the Company and the Bank are made by the Compensation and Incentive Stock Committee of the Board of Directors. Mr. Seegmiller, President of the Bank, serves on the Board of Directors of the Bank, but does not participate in deliberations or voting on decisions concerning compensation of executive officers. The Committee deliberates and votes upon the compensation to be paid to each of the two executive officers. Decisions regarding the award of stock options to the two executive officers pursuant to the Company’s Incentive Stock Plan are made by the Committee consisting of the ten non-employee directors (all directors but Mr. Seegmiller).

    Willis M. Bywater and Michael E. Hodge, both members of the Board of Directors of the Bank and of the Compensation and Incentive Stock Committee, participated in deliberations concerning executive compensation matters during 2006. Under rules of the Securities and Exchange Commission, the Bank is required to disclose that it has had certain business relationships during 2006 with Economy Advertising Company, a commercial printing and specialty advertising firm, and with Hodge Construction Company, a general contractor. In addition, Mr. Hodge is a 15% investor in the limited liability corporation, OC Group, LC that is the owner of the Old Capitol Town Center, a portion of which is leased by the Bank for a bank office location.

    Mr. Bywater is an executive officer and principal shareholder of Economy Advertising Company. During 2006, the Bank paid the sum of $239,418 to Economy Advertising Company for commercial printing services and for the purchase of calendars and other specialty advertising items. The Bank contemplates that it will purchase a similar amount of goods and services from Economy Advertising Company during 2007. Such business relationships have been entered into in the ordinary course of business of the Bank and considers among other factors the prices charged for the goods and services by similar businesses in the area, the vendor’s quality and timely service history and the vendor’s banking relationships with the Bank.

    Mr. Hodge is an executive officer and principal shareholder of Hodge Construction Company. The Bank has an agreement with the OC Group, L.C. under which it leased 5,845 square feet of space in Old Capitol Town Center, a two-story building with a total of 270,000 square feet, located in downtown Iowa City. Mr. Hodge holds a fifteen percent (15%) ownership interest in OC Group, L.C., the owner of Old Capitol Town Center. The ten-year lease began on June 1, 2004. The lease term is subject to renewal options. The Bank’s annual lease payment on this space is currently $18.73 per square foot and increases 2% per year, plus annual common area maintenance charges of $4.00 per square foot. The Bank is also responsible for payment of the real estate taxes allocated to the leased space. The annual lease cost in 2006 was $131,946 before payment of such real estate taxes. In the opinion of management, the cost of the leased space is similar to the cost of leasing comparable commercial property in downtown Iowa City.

    The Board of Directors of the Bank does not believe that the participation by Mr. Bywater and Mr. Hodge in the deliberations concerning executive compensation has provided the executive officers of the Bank with more favorable compensation arrangements than would have been the case absent their participation in such deliberations. In addition, both Mr. Bywater and Mr. Hodge are considered as “independent directors” as defined by the NASDAQ Stock Market.

8

COMPENSATION DISCUSSION AND ANALYSIS

Introduction

    In the following Compensation Discussion and Analysis section, the Company provides information concerning compensation and benefits provided to the two executive officers of the Company (the “Named Executive Officers”). The Named Executive Officers are Dwight O. Seegmiller, who is the President and Principal Executive Officer (“PEO”) and James G. Pratt, who is the Secretary/Treasurer and Principal Financial Officer (“PFO”).

    The Compensation and Incentive Stock Committee (the “Committee”) of the Board has responsibility for establishing and implementing the Company’s executive compensation program, which includes the compensation provided to the Named Executive Officers identified in the Summary Compensation Table and other tables on the following pages of this Proxy Statement. Through its work, the Committee endeavors to maintain executive compensation that is fair, reasonable and consistent with the Company’s size and the compensation practices of the financial services industry. The goal of the Committee is to attract, develop and retain high caliber executives who are capable of increasing the Company’s performance for the benefit of its shareholders while maintaining the philosophy of community banking.

    The factors the Committee considers in determining the level and composition of compensation include but are not limited to the following: (1) the Bank’s performance as compared to internally established goals for the most recently ended fiscal year and to the performance of other Iowa-based financial institutions, (2) the individual officer’s level of responsibility within the Bank and (3) competitive compensation data. In addition, the Committee considers the financial performance for the current year including the business plan containing the financial performance goals measured primarily in terms of earnings per share, growth of the Company, asset quality, return on assets and return on stockholders’ equity. The Committee also considers the financial budget for the upcoming fiscal year and the Company’s updated strategic plan. While the foregoing factors are not specifically weighted in the decision-making process, primary emphasis is placed on the Bank’s performance during the previous year as compared to the internally-established goals. Although the Board reviewed a number of objective factors as described above in setting compensation for 2006, its final decision was based on a subjective determination. Details regarding the compensation of each of the Named Executive Officers are set forth in the tables that appear below.

    The Committee has strategic and administrative responsibility for a broad range of issues, including ensuring that the Company compensates key management employees effectively and in a manner consistent with the Company’s compensation strategy. The Committee also oversees the administration of executive compensation plans, including the design, performance measures, and award opportunities for management compensation programs, and certain employee benefits.

    The Committee’s policy is to review management compensation at least annually. The Committee makes these reviews to ensure that management compensation is consistent with our compensation philosophies, Company and personal performance, changes in market practices, changes in an individual’s responsibilities, and inflation.

    The Company’s overall compensation objectives are to pay salaries and provide benefits that are appropriate and competitive in the Bank’s local marketplace, with the level of and increase in said compensation based on individual performance as it affects the overall financial results of the Company.

    The Company’s executive compensation program has been designed to achieve two primary objectives: (1) to reward current corporate and individual performance through salary increases and opportunities for cash bonuses; and (2) to reward long-term corporate and individual performance through participation in the ESOP and Profit Sharing Plan, the Deferred Compensation Plan and participation in the Incentive Stock Plan. The amounts and types of compensation paid in 2006 (as set forth below) fit into the Company’s overall compensation objectives by achieving those two objectives.

In addition, the executive compensation program of the Bank has been designed to:

•	provide a pay-for-performance policy that differentiates compensation amounts based upon corporate and individual performance,

•
provide compensation opportunities comparable to those offered by other Iowa-based financial institutions and Midwest banks of similar asset size, thus allowing the Bank to compete for and retain talented executives who are essential to the long-term success of the Company and the Bank; and

•	align the interest of the officers with the long-term interest of the Company’s shareholders through the ownership of Company Common Stock.
9

Competitive Positioning

    In determining the amount of Named Executive Officer salaries each year, the Committee reviews salaries paid to officers holding similar positions in other Iowa-based financial institutions and compensation data from SNL Financial concerning salaries paid by other Midwest banks having between $1 billion and $3 billion in assets. Review of this information is done primarily to determine that the salary established is at a competitive level.

    The Committee attempts to make compensation decisions consistent with the foregoing objectives and considerations including, in particular, market levels of compensation it believes are necessary to attract, retain, and motivate our Named Executive Officers.

Decisions Regarding Composition of Total Compensation

    The Company provides a competitive mix of pay elements that align executive incentives with shareholder value. Our executive compensation program includes salary, cash bonuses and long-term compensation.

Elements of Compensation

The forms of compensation paid in 2006 are comprised of the following:

    Salaries and cash bonuses: Salary is designed to provide competitive levels of compensation to executives based upon their experience, duties and scope of responsibility. We pay salaries because it provides a basic level of compensation and is necessary to recruit and retain executives. An important aspect of salary is the Committee’s ability to use annual base salary adjustments to reflect an individual’s performance or changed responsibilities. Salary levels are also important because the Committee may tie the amount of long-term compensation to an executive’s salary. No cash bonuses were paid in 2006 other than the additional cash compensation paid in lieu of contributions to the ESOP and the Hills Bank and Trust Company Profit Sharing Plan that could not be made by the Bank because of Internal Revenue Code limits on such contributions. Details of the additional cash compensation is described in footnote 2 of the Summary Compensation Table.

    Participation in the ESOP: The ESOP is a defined contribution plan designed primarily to reward eligible employees for long and loyal service by providing them with retirement benefits. The ESOP is operated in accordance with the provisions of the written plan document. The ESOP is designed and intended to invest primarily in Common Stock issued by the Company and, in so doing, to provide for employee participation in the equity ownership of the Company. Any benefits payable under the ESOP will be based solely upon the amounts contributed for the benefit of a participant and any changes in the value of those contributions while they are held in the ESOP. The ESOP does not require or allow contributions by participating employees. Subject to certain exceptions, contributions to the ESOP are fully vested after six (6) years of service with the Bank. The Bank, as plan sponsor of the ESOP, makes an annual ESOP contribution which is allocated among all participating employees of the Bank, including the executive officers, based on their annual salaries.

    Participation in the Profit-Sharing Plan: The Bank is the trustee of the Profit Sharing Plan. The Profit Sharing Plan is operated in accordance with the provisions of the written plan document. Employees of the Bank are eligible to participate in the Profit Sharing Plan. The Profit Sharing Plan, like the ESOP, is designed primarily to reward eligible employees for long and loyal service by providing them with retirement benefits. The Profit Sharing Plan is a defined contribution plan and is primarily invested in assets other than equity securities of the Company. Any benefits payable under the Profit Sharing Plan will be based solely upon the amounts contributed by the Bank for the benefit of a participant and any changes in the value of those contributions while they are held in the Profit Sharing Plan. The Profit Sharing Plan does not require or allow contributions by participating employees. Subject to certain exceptions, contributions to the Profit Sharing Plan are fully vested after six (6) years of service with the Bank. In 2006, the Bank, as sponsor of the Profit Sharing Plan, made a Profit Sharing Plan contribution which was allocated among all participating employees of the Bank, including the executive officers, based on their annual salaries. The amount of the ESOP contribution and the amount of the Profit Sharing Plan contribution and the allocation between the two plans is based on the recommendations by Bank management each year. The Board of Directors decides whether or not to approve management’s recommendation. The Board of Directors’ decision is based on the achievement of financial performance goals of the Bank as established in the Bank’s annual budget and business plan.

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    As part of the Profit Sharing Plan the Company offers a qualified 401(k) plan to provide a tax-advantaged savings vehicle. The Company makes matching contributions to the 401(k) plan to encourage employees to save money for their retirement. This 401 (k) plan and such matching contributions enhance the range of benefits offered to employees and the Company’s ability to attract and retain employees. The 401(k) segment of the Profit-Sharing Plan covers all eligible employees of the Bank. Employees are eligible to participate in elective salary deferrals. Participants may contribute up to 100% of eligible compensation, limited to the maximum amount deductible under the Internal Revenue Code for employee salary reduction. The Plan provides for an employer matching contribution equal to 25% of the employee’s deferral, limited to deferrals of up to 4% of compensation, therefore the maximum Company contribution is 1% of compensation. Subject to certain exceptions, both employee contributions and the Company’s matching contribution are vested immediately.

    Participation in the Deferred Compensation Program: This program allows Named Executive Officers to elect to defer a portion of their salaried compensation for payment by the Company at a subsequent date. The Plan was initiated due to the Internal Revenue Service limits of contributions on the Bank’s 401(k) plan for the Named Executive Officers. The Board of Directors approved a non-qualifying Deferred Compensation Program in 1995 when the 401(k) feature was added to the Bank sponsored Profit Sharing Plan. The Named Executive Officers can defer up to 30% of their base compensation and up to 100% of any bonus into the Deferred Compensation Plan.

    Any amount so deferred is credited to the Named Executive Officer’s deferred compensation account and converted to units equivalent in value to the fair market value of a share of stock in Hills Bancorporation. The “stock units” are book entry only and do not represent an actual purchase of stock. The Named Executive Officer’s account is adjusted each year for dividends paid and the change in the market value of Hills Bancorporation stock. The deferrals and earnings grow tax deferred until withdrawn from the plan. Earnings credited to the individuals accounts are recorded as compensation expense when earned.

    Perquisites and other benefits: Perquisites and other benefits represent a very small part of our overall compensation package, and are offered only after consideration of business need. We annually review the perquisites and other personal benefits that we provide to senior management.

Stock-Based Compensation - Procedures Regarding Approval and Timing and Pricing of Awards

    The terms of the Incentive Stock Plan require that the Committee approve all grants of stock options and that stock options be granted only at current market prices. The exercise price of stock options is set at the stock price on the date of grant.

    We try to make stock option grants at times when they will not be influenced by scheduled release of information. We do not otherwise time or plan the release of material, non-public information for the purpose of affecting the value of executive compensation.

Role of Executive Officers in Determining Executive Compensation

    The Committee oversees the administration of executive compensation plans, including the design, performance measures, award opportunities and certain employee benefits that are included in the Company’s compensation program. The Committee has the authority to determine, and approves all compensation and awards to Mr. Seegmiller without his participation. The Committee annually reviews and makes determinations concerning the elements of such compensation. The Named Executive Officers do not otherwise determine or make recommendations regarding the amount or form of executive or director compensation.

Adjustments to Incentive Compensation as a Result of Financial Statement Restatements

    The Committee will consider adjusting future awards or recovering past awards in the event of a material restatement of the Company’s financial results. If, in the exercise of its business judgment, the Committee believes that it is in the Company’s best interests to do so, the Committee will seek recovery or cancellation of any bonus or other incentive payments made to an executive on the basis of having met or exceeded performance targets during a period of fraudulent activity or a material misstatement of financial results where the Committee determines that such recovery or cancellation is appropriate due to intentional misconduct by the executive officer that resulted in such performance targets being achieved which would not have been achieved absent such misconduct.

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Tax Considerations

    Section 162(m) of the Internal Revenue Code places limits on the deductibility of compensation in excess of $1 million paid to executive officers of publicly held companies. The Committee does not believe that Section 162(m) has had or will have any impact on the compensation policies followed by the Company. It has been and continues to be the Committee’s intent that all incentive payments be deductible unless maintaining such deductibility would undermine the Company’s ability to meet its primary compensation objectives or is otherwise not in the Company’s best interest. All compensation paid to the Named Executive Officers is deductible under Section 162(m) of the Internal Revenue Code.

   Amounts deferred under the Deferred Compensation Plan after December 31, 2004 are subject to Internal Revenue Code Section 409A, which governs when elections for deferrals of compensation may be made, the form and timing permitted for payment of such deferred amounts, and the ability to change the form and timing of payments initially established. Section 409A imposes sanctions for failure to comply, including accelerated income inclusion, a 20% penalty and an interest penalty. We currently operate the Deferred Compensation Plan in good faith compliance with Section 409A as permitted by the proposed regulations issued by the Internal Revenue Service. When final Section 409A regulations are issued, we will amend the Deferred Compensation Plan as necessary to fully comply with Code Section 409A requirements.

Summary

    In summary, the Committee believes this mix of compensation elements described above motivates management to produce strong returns for shareholders. The Committee believes this program strikes an appropriate balance between the interests and needs of the Company in operating its business and appropriate employee rewards based on shareholder value creation.

COMPENSATION AND INCENTIVE STOCK COMMITTEE REPORT

    The Compensation and Incentive Stock Committee of the Board of Directors has reviewed and discussed with management the “Compensation Discussion and Analysis” included in this Proxy Statement, and based on such review and discussion, the Compensation and Incentive Stock Committee recommended to the Board of Directors that the “Compensation Discussion and Analysis” be included in this Proxy Statement.

Compensation and Incentive Stock Committee

Willis M. Bywater	Richard W. Oberman

Thomas J. Gill, D.D.S.	Theodore H. Pacha

Donald H. Gringer	Ann Marie Rhodes

Michael E. Hodge	Ronald E. Stutsman

James A. Nowak	Sheldon E. Yoder, D.V.M.
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SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION PAID TO THE NAMED EXECUTIVE OFFICERS

Overview

    The following sections provide a summary of cash and certain other compensation the Company paid for the year ended December 31, 2006 to the Named Executive Officers. Except where noted, the information in the Summary Compensation Table generally pertains to compensation to the Named Executive Officers for the year ended December 31, 2006.

The compensation we disclose below is presented in accordance with SEC regulations. According to those regulations we are required in some cases to include:

•	amounts paid in previous years;

•	amounts that may be paid in future years, including amounts that will be paid only upon the occurrence of certain events, such as a change in control of the Company;

•
amounts we paid to the Named Executive Officers which might not be considered “compensation” (for example, distributions of deferred compensation earned in prior years, and at-market earnings, dividends, or interest on such amounts).

•
an assumed value for share-based compensation equal to the fair value of the grant as presumed under accounting regulations, even though such value presumes the option will not be forfeited or exercised before the end of its 10-year life, and even though the actual realization of cash from the award depends on whether our stock price appreciates above its price on the date of grant, whether the executive will continue his employment with us, and when the executive chooses to exercise the option.

    Therefore, you are encouraged to read the following tables closely. The narratives preceding the tables and the footnotes accompanying each table are important parts of each table. Also, you are encouraged to read this section in conjunction with the Compensation Discussion and Analysis, above.

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Summary Compensation Table

    The table below summarizes the total compensation paid or earned by each of the Named Executive Officers for the fiscal year ended December 31, 2006. The Company has not entered into any employment agreements with any of the Named Executive Officers. When setting the total compensation for each of the Named Executive Officers, the Committee reviews information which show the executive’s current compensation and all other compensation.

Name/Function	Year	Salary ($)(1)	Bonus ($)(1)(2)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensations Earnings ($)(3)	All Other Compensation ($)(4)	Total ($)

Dwight O	2006	$334,313	$13,631	$0	$0	$0	$625	$19,800	$368,369
Seegmiller,
President and
Principal
Executive Officer

James G. Pratt	2006	$250,885	$5,289	$0	$0	$0	$63	$19,800	$276,037
Secretary,
Treasurer
and Principal
Financial Officer

NOTES:

(1)	Compensation deferred pursuant to the Company’s deferred compensation plan is included in salary and bonus totals.

(2)
Consists of additional cash compensation paid in lieu of contributions to the ESOP and the Hills Bank and Trust Company Profit Sharing Plan (the “Profit Sharing Plan”) that could not be made by the Bank because of Internal Revenue Code limits on such contributions.

(3)
The amounts in the column consist of above-market returns on deferred compensation accrued during 2006. Under the terms of the Company’s deferred compensation plan, returns on such deferred compensation are determined as if all such deferred compensation had been invested in shares of Company common stock with dividends reinvested. The amount of excess return was computed by comparing these returns with the returns actually achieved by the Hills Bank and Trust Company Employee Stock Ownership Plan (the “ESOP”) in which all employees participate and which invests primarily in the Company’s common stock with the balance in cash equivalent investments.

(4)	For each of the Named Executive Officers, the figures shown consist of contributions in the following amounts made by the Bank to the Profit Sharing Plan and ESOP for 2006:

	Defined Contribution Profit Sharing Plan	Employee Stock Ownership Plan	Total All Other Compensation

Dwight O. Seegmiller	$17,600	$2,200	$19,800

James G. Pratt	$17,600	$2,200	$19,800

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Grant of Plan-Based Awards Table

The following table provides information concerning each grant of an award made to a Named Executive Officer in the fiscal year ended December 31, 2006.

Name	Grant Date							All Other Awards: # of Shares of Stock or Units(#)	All Other Option Awards:# of Securities Underlying Options(#)	Exercise or Base Price of Option Awards ($/sh)

		Estimated Future Payments Under Non-Equity Incentive Plan Awards			Estimated Future Payments Under Non-Equity Incentive Plan Awards

		Threshold($)	Target($)	Maximum($)	Threshold(#)	Target(#)	Maximum(#)

Dwight O.	N/A	$0	$0	$0	0	0	0	0	0	N/A
Seegmiller

James G.	N/A	$0	$0	$0	0	0	0	0	0	N/A
Pratt

Neither of the Named Executive Officers was granted awards in 2006.

Outstanding Equity Awards at Fiscal Year-End Table

    The following table provides information concerning unexercised options, stock that has not vested, and equity incentive plan awards for each Named Executive Officer outstanding as of December 31, 2006.

Name	# of Securities Underlying Options(#) Exercisable	# of Securities Underlying Unexercised Options(#) Unexercisable	Equity Incentive Plan Awards # of Securities Underlying Unexercised Unearned Options(#)	Option Exercise Price($)	Option Exercise Date	# of Shares or Units or Stock That Have Not Been Vested(#)	Market Value of Shares or Units of Stock That Have Not Vested(#)	Equity Incentive Plan Awards: # of Unearned Shares, Units or Other Rights That Have Not Vested(#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested($)

Dwight O.	0	0	0	N/A	N/A	0	0	0	$0
Seegmiller

James G.	0	0	0	N/A	N/A	0	0	0	$0
Pratt

Neither of the Named Executive Officers held any unexercised stock options, stock that had not vested or outstanding equity awards at December 31, 2006.

Option Exercised and Stock Vested Table

    The following table provides information concerning exercises of stock options and similar instruments, and vesting of stock, during the fiscal year ended December 31, 2006 for each of the Named Executive Officers on an aggregated basis.

	Option Awards		Stock Awards

Name	Number of Shares Acquired on Exercise(#)	Value Realized on Exercise($)	Number of Shares Acquired on Vesting(#)	Value Realized on Vesting($)

Dwight O. Seegmiller	0	$0	0	$0

James G. Pratt	0	$0	0	$0

Neither of the Named Executive Officers had options exercised or stock vested in 2006.

Pension Benefits Table

    The following table provides information with respect to each plan that provides for payments or other benefits at, following, or in connection with retirement other than defined contribution plans (whether tax qualified or not).

Name	Plan Name	Number of Years of Credited Service(#)	Present Value of Accumulated Benefits($)	Payments During Last Fiscal Year($)

Dwight O. Seegmiller	N/A	0	$0	$0
James G. Pratt	N/A	0	$0	$0

The Company and the Bank do not have any qualified or non-qualified defined benefit plans.
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Nonqualified Deferred Compensation Table

    The following table provides information with respect to the Deferred Compensation Plan. The amounts shown include compensation earned and deferred in prior years, and earnings on, or distributions of, such amounts.

Name	Executive Contributions in 2006 ($)(1)	Registrant Contributions in 2006 ($)(1)	Aggregate Earnings in 2006 ($)(2)	Aggregate withdrawals/ Distributions during 2006 ($)	Aggregate Balance at December 31, 2006 ($)

Dwight O. Seegmiller	$50,147	$13,631	$166,193	None	$1,986,073
James G.Pratt	$15,053	$5,289	$35,394	None	$427,105

NOTES:

(1)	The amounts included in these columns is also included in the “Salary” column and the “Bonus” column in the Summary Compensation Table.

(2)
Amounts included in this column of $625 for Dwight O. Seegmiller and $63 for James G. Pratt are also included in the “Change in Nonqualified Deferred Compensation Earnings” column in the Summary Compensation Table. These amounts represent the above-market returns on deferred compensation balances.

Termination and Change in Control Payments

    Under the terms of the Incentive Stock Plan, in the event of a change in control of the Company, the restrictions and vesting requirements of awards will be immediately exercisable and fully vested and the awards of the participant may be in cash or stock. As of December 31, 2006, as indicated in the compensation tables above, the Named Executive Officers have no outstanding plan-based awards, equity awards or outstanding options exercised or stock vested.

    There are no employment contracts, termination of employment agreements, change in control agreements or other arrangements with the executive officers of the Company and the Bank that provide for payment or benefits to any executive officer at, following, or in connection with a change in control of the Company, a change in an executive officer’s responsibilities, or an executive officer’s termination of employment, including resignation, severance, retirement, or constructive termination.

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LOANS TO AND CERTAIN OTHER TRANSACTIONS WITH
EXECUTIVE OFFICERS AND DIRECTORS

    Certain of the officers and directors of the Company, their associates or members of their families, were customers of, and have had transactions with, the Bank from time to time in the ordinary course of business, and additional transactions may be expected to take place in the ordinary course of business in the future. All loans and commitments included in such transactions have been made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons. In the opinion of management of the Bank, such loan transactions do not involve more than the normal risk of collectibility or present other unfavorable features.

    During the past year, the Bank and the Company have maintained business relationships with certain companies partially owned or operated by members of the Board of Directors of the Company through the purchase of varying amounts of goods and services from such companies. All such business relationships have been entered into in the ordinary course of business of the Bank and the Company and, in the opinion of management, the prices charged for such goods and services have been at least as favorable to the Bank and the Company as prices generally charged by similar businesses in the area for such goods and services. Management of the Company anticipates that the Bank and the Company will continue to maintain such business relationships on a similar basis to the extent that such goods and services are required by the Bank and the Company in the future.

AUDIT COMMITTEE

Audit Committee Report

    The report of the Audit Committee that follows shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement or future filings into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the information by reference, and shall not otherwise be deemed filed under such Acts.

March 13, 2007

To the Board of Directors:

    The Audit Committee consists of the following members of the Board of Directors: James A. Nowak, Theodore H. Pacha and Sheldon E. Yoder. Each of the members of the Audit Committee is independent as defined under the rules of the NASDAQ Stock Market.

    We have reviewed and discussed with management the Company’s audited financial statements as of and for the year ended December 31, 2006.

    We have discussed with the independent auditors, KPMG LLP, the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with Auditing Committees, as amended, issued by the Auditing Standards Board of the American Institute of Certified Public Accountants.

    We have received and reviewed the written disclosures and the letter from KPMG LLP, required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, issued by the Independence Standard Board, and have discussed with the auditors the auditors’ independence.

    Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 for filing with the Securities and Exchange Commission.

Audit Committee

James A. Nowak Theodore H. Pacha Sheldon E. Yoder, D.V.M.
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Audit and Other Fees

Aggregate fees billed to the Company for the years ending December 31, 2006 and 2005 by the Company’s independent registered public accounting firm, KPMG LLP (“KPMG”):

	Years Ended December 31,

	2006	2005

Audit fees(1)	$109,300	$100,900
Audit-related fees(2)	85,000	70,000
Tax fees(3)	12,250	20,250

Total Fees	$206,550	$191,150

NOTES:

(1)
Audit fees related to the audit of the Company’s annual financial statements for the fiscal years 2006 and 2005 and for its required reviews of the Company’s unaudited interim financial statements included in its Form 10-Q for the years 2006 and 2005.

(2)
The audit-related fees related to the assessment and audit of management’s assessment of the effectiveness of the Company’s internal control over financial reporting conducted in accordance with Section 404 of the Sarbanes-Oxley Act of 2002 and services relating to evaluation of the Company’s internal controls as required by the Federal Deposit Insurance Corporation Improvement Act, as amended.

(3)	Tax fees generally related to professional service rendered for tax compliance, tax advice and tax planning.

Audit Committee Pre-Approval Policy

    The Company’s Audit Committee pre-approves all audit, audit-related, tax and other services proposed to be provided by the Company’s independent registered public accounting firm prior to engaging the independent registered public accounting firm for that purpose. The charter of the Audit Committee sets forth this approval requirement. All of the audit fees, audit-related fees and the tax fees for 2006 and 2005 were pre-approved by the Audit Committee.

INDEPENDENT AUDITORS

    Representatives of KPMG LLP are expected to be present at the Annual Meeting. They will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

PROPOSALS BY SHAREHOLDERS

    Shareholder proposals intended to be presented at the Annual Meeting of Shareholders to be held in 2008 must be received by the Company no later than November 19, 2007 for inclusion in the Company’s proxy statement and form of proxy relating to that meeting. Proposals should be submitted to the Company at its principal executive offices at 131 Main Street, Hills, Iowa 52235.

BOARD NOMINATING PROCESS

    The Company does not have a standing nominating committee of the Board of Directors or a committee performing similar functions. Historically, changes in the membership of the Company’s Board of Directors have been relatively infrequent. In the view of the Board of Directors, the amount of nominating activity does not justify the establishment of such a committee. The Board of Directors has directly performed, and expects that it will continue to be capable of directly performing, all nominating functions. Therefore, the Board of Directors has concluded that such a committee is not needed. In connection with its performance of such nominating functions, the Board of Directors does not have a charter.

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    All directors participate in the consideration of director nominees. Each of the directors, with the exception of Mr. Seegmiller, is independent as defined under the rules of the NASDAQ Stock Market. If one or more positions on the Board of Directors were to become vacant for any reason, the vacancy would be filled by the Board of Directors, and in such event all directors would participate in the selection of a person to fill each such vacancy.

    The Board will utilize a variety of methods for identifying and evaluating candidates for director. The size of the Board is established by the Company’s bylaws. The Board will regularly assess whether any vacancies on the Board are expected due to attrition. In the event that vacancies are anticipated, or otherwise arise, the Board will consider various potential candidates for director. Candidates may come to the attention of the committee through current Board members, shareholders, or other persons. The Board has never paid fees to any third party to identify, evaluate, or to assist in identifying or evaluating, potential nominees, and it does not anticipate that it will be necessary to do so in the future.

    The Board is not obligated to nominate any candidate for election. Candidates will be evaluated at meetings of the Board. In evaluating possible candidates for membership on the Board of Directors, the Board will seek to achieve a balance of knowledge, experience, and capability on the Board and will consider the qualifications of possible candidates based on the criteria described below. Members of the Board should have the highest professional and personal ethics and values, excellent personal and professional reputations, and must satisfy all regulatory requirements to serve as directors. They should have broad experience at the policy-making level in business, government, education, technology, or public interest. They should be committed to furthering the long-term as well as short-term interest of the Company and its shareholders, and in doing so they should be willing to consider the effect of any action on the Company’s shareholders, employees, suppliers, creditors and customers, and on the communities in which the Company and its subsidiary operate. They should have sufficient time to carry out their duties and to provide insight and practical wisdom based on experience. Their service on other boards of public companies should be limited to a number that permits them, given their individual circumstances, to perform responsibly all directors’ duties. It is a requirement that members of the Board reside within the trade area of the Bank and the Company. The Board of Directors reserves the right to modify these qualifications from time to time.

    In general, advance notice of the shareholder’s intention to nominate a candidate for election to the Board must be given to the Company’s Treasurer. In order to be considered for nomination by the Board of Directors in connection with the Annual Meeting of Shareholders to be held in 2008, such advance notice of nominations must be received by the Company no later than November 19, 2007. A shareholder’s advance notice of nomination should set forth: (i) as to each person whom the shareholder proposes to nominate for election or re-election as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director, if elected); and (ii) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination is made, (A) the name and address of such shareholder, as they appear on the Company’s books, and of such beneficial owner, (B) the number of shares of Common Stock that are owned (beneficially or of record) by such shareholder and such beneficial owner, (C) a description of all arrangements or understandings between such shareholder and such beneficial owner and any other person or persons (including their names) in connection with the nomination, and (D) a representation that such shareholder or its agent or designee intends to appear in person or by proxy at the annual meeting to place such candidate in nomination for election as a director.

    The Board of Directors held one meeting to nominate the five candidates to be presented to the shareholders as reflected in Proposal #1 in the Proxy Statement.

COMMUNICATION WITH THE BOARD OF DIRECTORS

    The Board of Directors has established a process for shareholders of the Company to send communications to the Board. Any shareholder desiring to communicate with the Board or one or more individual Board members may write to the Treasurer of the Company at the following address:

Hills Bancorporation Board of Directors c/o Treasurer 131 Main Street Hills, IA 52235
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    The Treasurer of the Company has been instructed to forward all such communications to all Board members. The Board of Directors has adopted a policy requiring that a copy of all communications addressed to any member of the Board of Directors in his or her capacity as a director be promptly provided to the Treasurer of the Company for distribution to all other members of the Board of Directors. All directors will review any communication from a shareholder directed to the Board of Directors or to any one or more individual Board members in such capacity. The President and Chief Executive Officer of the Company will determine if any shareholder communication not addressed to Board members should be reviewed by the Board.

AVAILABILITY OF FORM 10-K REPORT

    Copies of the Company’s Annual Report to the Securities and Exchange Commission (Form 10-K), including the financial statements and schedules thereto, for the fiscal year of the Company ended December 31, 2006, are made available by the Company, through its internet website (www.hillsbank.com) free of charge, by a link to the internet website of the Securities and Exchange Commission (www.sec.gov).

OTHER MATTERS

    Management of the Company knows of no other matters which will be presented for consideration at the Annual Meeting of Shareholders other than those stated in the Notice of Annual Meeting which is part of this Proxy Statement, and management does not intend itself to present any such other business. If any other matters do properly come before the meeting, it is intended that the persons named in the accompanying proxy will vote thereon in accordance with their judgment. The proxy will also have the power to vote for the adjournment of the meeting from time to time.

    A copy of the Annual Report of the Company for the year ended December 31, 2006, is mailed to shareholders together with this Proxy Statement. Such report is not incorporated in this Proxy Statement and is not to be considered a part of the proxy soliciting material.

By Order of the Board of Directors

Dwight O. Seegmiller
President
March 19, 2007
Hills, Iowa
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